EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alliance Distributors Holding Inc., a Delaware Corporation (the "Company"), on Form 10QSB for the quarter ended September 30, 2005, as filed with the Securities and Exchange Commission (the "Report"), Barbara A. Ras, Chief Financial Officer and Principal Financial and Accounting Officer, does hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to her knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: November 7, 2005

                                          /s/ Barbara A. Ras
                                          --------------------------------------
                                          Barbara A. Ras
                                          Chief Financial Officer (Principal
                                          Financial and Accounting Officer)